EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q for the three-month period ending February 28, 2009 of River Exploration, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Andrew Aird, Chairman, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



/s/ ANDREW AIRD
____________________________________________
    Andrew Aird
    President, Secretary Treasurer,
    Principal Executive Officer,
    Principal Financial Officer and Director


Date: April 3, 2009